ZURICH®

GENERAL AGREEMENT OF INDEMNITY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Upon the request made by the Indemnitors, as hereinafter defined, the ZURICH AMERICAN INSURANCE COMPANY and its Subsidiaries and Affiliates including, but not limited to, the FIDELITY AND DEPOSIT COMPANY OF MARYLAND, COLONIAL AMERICAN CASUALTY AND SURETY COMPANY, and AMERICAN GUARANTEE AND LIABILITY INSURANCE COMPANY (hereinafter called Surety), has executed, or procured the execution of, and may, from time to time hereafter execute or procure the execution of bonds, undertakings, and/or obligations of suretyship or guarantee (herein called Bond or Bonds) on behalf of the Indemnitors or on behalf of any of the Indemnitors' present or future, directly or indirectly owned subsidiaries or affiliates, or on behalf of any other legal entity in which the Indemnitor has an ownership interest including, but not limited to, corporations, partnerships, limited liability companies and joint ventures, whether alone or in joint venture with others whether or not named herein, and any corporation, partnership or person upon the written request of Indemnitors; and

WHEREAS Indemnitors, as herein used, shall mean **Paradigm Solutions Corp, 9715 Key West Ave, Rockville, MD 20850; Caldwell Technology Solutions LLC, 9715 Key West Ave, Rockville, MD 20850; Trinity Information Management Services, 9715 Key West Ave, Rockville, MD 20850; Paradigm Holdings, Inc., a Nevada Corporation, 9715 Key West Ave, Rockville, MD 20850** on behalf of itself and all present or future, directly or indirectly owned subsidiaries or affiliates, or on behalf of any other legal entity in which the Indemnitor has an ownership interest including, but not limited to, corporations, partnerships, limited liability companies and joint ventures, whether alone or in joint venture with others whether or not named herein, and

WHEREAS Indemnitors hereby represent that it has the full and present authority to execute this document, act on behalf of and bind all Indemnitors to the agreement, terms and conditions as set forth in this General Agreement of Indemnity, and

WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of the Bond or Bonds or in the Surety's refraining from cancelling said Bond or Bonds.

AND NOW, THEREFORE, in consideration of the execution of any Bond or Bonds by the Surety or the Surety refraining from canceling said Bond or Bonds, the Indemnitors, and each of them, for themselves, each of their heirs, executors, administrators, successors and assigns, jointly and severally, do hereby covenant and agree with the Surety as follows:

FIRST: To pay to the Surety, in advance, the premium or premiums for any such Bond or Bonds, in accordance with the schedule of rates attached to or to be attached hereto, as long as liability thereunder shall continue, and until evidence, satisfactory to the Surety, of the termination of such liability shall be furnished to it at its home office:

SECOND: To indemnify the Surety from and against any and all liability, loss, costs, damages, attorneys' fees and expenses, of whatever kind or nature, heretofore or hereafter sustained or incurred by the Surety by reason, or in consequence of its executing any such Bond or Bonds as surety or co-surety, or procuring the execution thereof, in making any investigation on account of any such Bond or Bonds, in defending or prosecuting any action, suit or other proceeding which may be brought in connection therewith, in enforcing any of the agreements herein contained, and in obtaining a release from liability under any such Bond or Bonds; and to indemnify the Surety to the full amount of liability, loss, costs, damages, attorneys' fees and expenses as aforesaid, regardless of any reinsurance that may be carried on any such Bond or Bonds;

THIRD: That the Surety shall have the right and is hereby authorized, but not required: (a) to adjust, settle or compromise any claims, demands, suits or judgments upon any such Bond or Bonds; (b) to assent to any change whatsoever in any such Bond or Bonds, and/or any contract or contracts referred to in any such Bond or Bonds and/or in the general conditions, warranties, plans and/or specifications accompanying said contract or contracts and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of any such Bond or Bonds and to execute any substitute or substitutes therefore, with the same or different conditions, provision and obligees and with the same or larger or smaller penalties, all of the aforesaid without notice to or knowledge of the Indemnitors, it being expressly understood and agreed that the Indemnitors shall remain bound under the terms of this instrument even though any such assent by the Surety does or might substantially increase the liability of said Indemnitors; (c) to attach hereto a schedule of rates and copy or copies of any such Bond or Bonds, to fill up any blanks left herein, and to correct any errors in filling up any blanks herein, or in the schedule of rates, it being hereby agreed that such schedule and such copy or copies, when so attached, and that such insertions or corrections, when so made, shall be *prima facie* correct;

FOURTH: The Indemnitors hereby consenting, will assign, transfer and set over, and does hereby assign, transfer and set over to the Surety, as collateral, to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of the Indemnitors or on behalf of any of the Indemnitors present or future, directly or indirectly owned subsidiaries or affiliates, or on behalf of any other legal entity in which the Indemnitor has an ownership interest including, but not limited to, corporations, partnerships, limited liability companies and joint ventures, whether alone or in joint venture with others whether or not named herein, and any corporation, partnership or person upon the written request of Indemnitors to the Surety, whether heretofore or hereafter, incurred, the assignment in the case of each contract to become effective as of the date of the bond covering such contract a license to use, without cost to the Surety, any interest the Indemnitors may have in and to all copyrights, inventions, applications, patents, or any other form of intellectual property, and any improvements thereon, which now, or may hereafter, relate to any and all of the contracts referred to in the Bonds or elsewhere, or which are now, or may hereafter be, embodied in any drawings, plans, designs, architectural works, documents, specifications, models, machinery, equipment, plants, processes or other materials referred to in the contract.

FIFTH: The Indemnitors hereby consenting, will assign, transfer and set over, and does hereby assign, transfer and set over to the Surety, as collateral, to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of the Indemnitors to the Surety, whether heretofore or hereafter, incurred, the assignment in the case of each contract to become effective as of the date of the bond covering such contract, but only in the event of (1) any abandonment, forfeiture or breach of any contracts referred to in the Bonds or of any breach of any said Bonds; or (2) any breach of the provisions of any of the paragraphs of this Agreement; or (3) a default in discharging such other indebtedness or liabilities when due; or (4) any assignment by the Indemnitors for the benefit of creditors, or of the appointment, or of any application for the appointment, of a receiver or trustee for the Indemnitors whether insolvent or not; or (5) any proceeding which deprives the Indemnitors of the use of any of the machinery, equipment, plant, tools or material referred to in section (b) of this paragraph; or (6) the Indemnitors dying, absconding, disappearing, incompetency, being convicted of a felony, or imprisoned if the Indemnitors be an individual: (a) All the rights of the Indemnitors in, and growing in any manner out of, all contracts referred to in the Bonds, or in, or growing in any manner out of the Bonds; (b) All the rights, title and interest of the Indemnitors in and to all machinery, equipment, plant, tools and materials which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the bonds, materials which may be in process of construction, in storage elsewhere, or in transportation to any and all of said sites; (c) All the rights, title and interest of the Indemnitors in and to all subcontracts let or to be let in connection with any and all contracts referred to in the Bonds, and in and to all surety bonds supporting such subcontracts; (d) All actions, causes of actions, claims and demands whatsoever which the Contractor may have or acquire against any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools or other equipment in connection with or on account of any and all contracts referred to in the Bonds; and againstany surety or sureties of any subcontractor laborer, or materman; (c)Any and all percentages retained, receivables and any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds and all other contracts whether bonded or not in which the Contractor has an interest.

SIXTH: To pay to the Surety upon demand an amount sufficient to discharge any claim made against the Surety on any Bond or Bonds. This sum may be used by the Surety to pay such claim or be held by the Surety as collateral against any loss on any Bond or Bonds.

SEVENTH: That liability hereunder shall extend to, and include, the full amount of any and all moneys paid by the Surety in the settlement or compromise of any claims, suits and judgments thereupon, in good faith, under the belief that it was liable therefore, whether liable or not, as well as of any and all disbursements on account of costs, attorneys' fees and expenses as aforesaid, which may be made under the belief that such were necessary, whether necessary or not;

EIGHTH: That, in the event of payment, settlement or compromise of liability, loss, costs, damages, attorneys' fees, expenses, claims, demands, suits or judgments as aforesaid, in connection with any such Bond or Bonds, an itemized statement thereof, sworn to by any officer or officers of the Surety, or the voucher or vouchers, or other evidence of such payment, settlement or compromise, shall be *prima facie* evidence of the fact and extent of the liability of the Indemnitors in any and all claims or suits hereunder;

NINETH: That the rights, powers and remedies given the Surety under this Agreement shall be and are in addition to, and not in lieu of, any and all rights, powers, and remedies which the Surety may have or acquire against the Indemnitors or others whether by operation of law or otherwise.

TENTH: To waive, and do hereby waive, all right to claim any of their property, including homesteads, as exempt from levy, execution, or sale or other legal process, under the laws of any state or states;

ELEVENTH: That, in case any of the Indemnitors shall fail to execute this instrument, or in case any of the Indemnitors, who execute this instrument, shall not be bound for any reason, the other Indemnitors shall nevertheless be bound hereunder for the full amount of liability, loss, costs, damages, attorneys' fees and expenses as aforesaid;

TWELFTH: To waive, and do hereby waive, notice of any breach or breaches of any such Bond or Bonds, or of any act or default that may give rise to claim hereunder;

THIRTEENTH: That this instrument shall be liberally construed so as to fully protect the Surety;

FOURTEENTH: That suits may be brought hereunder as causes of action may accrue, and the bringing of one or more suits, or the recovery of judgment or judgments therein shall not prejudice or bar the bringing of suits upon other causes of action, whether theretofore or thereafter arising;

FIFTEENTH: That the Surety does not guarantee the prompt issuance of any such Bond or Bonds, or the acceptance thereof by the obligee or obligees therein named, and that the Surety shall have the absolute right to decline to execute any such Bond or Bonds;

SIXTEENTH: That in the event the Surety procures the execution of any such Bond or Bonds by some other surety or sureties, or executes such Bond or Bonds with other surety or sureties as co-sureties, or reinsures any portion of such Bond or Bonds with other surety or sureties as reinsurers, then all the terms and condition of this instrument shall inure to the benefit of any such surety or sureties, including the right to bring action hereunder;

SEVENTEENTH: That the Indemnitors shall continue to remain bound under the terms of this instrument on account of any such Bond or Bonds even though the Surety may from time to time hereafter, with or without notice to or knowledge of the Indemnitors, accept other or additional agreements of indemnity on similar or other forms to indemnify it in connection with the execution or procurement of any such Bond or Bonds, it being hereby expressly understood and agreed by the Indemnitors that any and all other rights which the Surety may have or acquire against the Indemnitors and/or others under any such other or additional agreements of indemnity shall be in addition to, and not in lieu of, the rights afforded by the Surety under this instrument.

EIGHTEENTH: The Indemnitors will on request of Surety procure the discharge of Surety from any Bond and all liability by reason thereof. If such discharge is unattainable, the Indemnitors will if required by Surety, either deposit collateral with Surety, acceptable to Surety, sufficient to cover all exposure under such Bond or Bonds, or make provisions acceptable to Surety for the funding of the bonded obligation(s).

NINETEETH: If any provision contained in this Agreement is found to be contrary to an Applicant's or Indemnitor's state law, or is otherwise found to be void or unenforceable, the remainder of this Agreement shall nevertheless be deemed enforceable and of full force and effect.

TWENTIETH: This Agreement may be executed in any number of counterparts with separate signature pages, all of which taken together shall constitute the agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective as to

each Indemnitor when each Indemnitor has executed it. The Indemnitors hereby acknowledge that the failure of any one of them to execute this Agreement shall not in any way affect the validity or enforceability of this Agreement as to those Indemnitors who have executed the Agreement.

Signed, sealed and dated this 25th day of May, 2010.

SIGNATURE PAGE(S) TO FOLLOW

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I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS AN INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SETFORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:
Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as an Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:

[signature]
Richard Sawchak, Corporate Secretary

Paradigm Solutions Corp, 9715 Key West Ave, Rockville, MD 20850

[signature]
Peter B. LaMontagne, President

ACKNOWLEDGEMENT
STATE OF Maryland County of Montgomery

On this 25 day of May, 2010 before me personally appeared Richard Sawchak known or proven to me to be the Secretary of the entity executing the foregoing instrument ("Entity") and Peter B. LaMontagne known or proven to me to be the President of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: [signature] Barbara Grunseth

My Commission Expires: 10/25/2013

Notary Registration No.: ____________

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BARBARA GRUNSETH NOTARY PUBLIC MONTGOMERY CO., MD

BARBARA GRUNSETH
Notary Public
Montgomery County
Maryland
My Comm. Expires Oct. 25, 2013

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS AN INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SETFORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:

Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as an Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:

Trinity Information Management Services, 9715 Key West Ave, Rockville, MD 20850

[signature]

Richard Sawchak, Corporate Secretary

[signature]

Peter B. LaMontagne, President

ACKNOWLEDGEMENT

STATE OF Maryland County of Montgomery

On this 25 day of May, 2010 before me personally appeared Richard Sawchak known or proven to me to be the Secretary of the entity executing the foregoing instrument ("Entity") and Peter B. LaMontagne known or proven to me to be the President of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: Barbara Grunseth

My Commission Expires: 10/25/2013

Notary Registration No.: ________

(The remainder of this page is intentionally left blank)

BARBARA GRUNSETH NOTARY PUBLIC MONTGOMERY CO. MD

BARBARA GRUNSETH
Notary Public
Montgomery County
Maryland
My Comm. Expires Oct. 25, 2013

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS AN INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SETFORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:
Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as an Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:

Paradigm Holdings, Inc., a Nevada Corporation, 9715 Key West Ave, Rockville, MD 20850

[signature] Richard Sawchak, Corporate Secretary

[signature] Peter B. LaMontagne, President

ACKNOWLEDGEMENT
STATE OF maryland County of montgomery

On this 25 day of may, 2010 before me personally appeared Richard Sawchak known or proven to me to be the Secretary of the entity executing the foregoing instrument ("Entity") and Peter B. LaMontagne known or proven to me to be the President of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: Barbara Grunseth
My Commission Expires: 10/25/2013
Notary Registration No.: ______

(The remainder of this page is intentionally left blank)

BARBARA GRUNSETH NOTARY PUBLIC MONTGOMERY CO. MD

BARBARA GRUNSETH
Notary Public
Montgomery County
Maryland
My Comm. Expires Oct. 25, 2013

I/WE HAVE CAREFULLY READ THIS AGREEMENT OF INDEMNITY (OF WHICH THIS SIGNATURE PAGE IS A PART) AND FULLY UNDERSTAND MY/OUR OBLIGATIONS AS AN INDEMNITOR HEREUNDER. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS, EITHER WRITTEN OR ORAL, THAT IN ANY WAY LESSEN OR ALTER MY/OUR OBLIGATIONS AS ABOVE SETFORTH. IN WITNESS WHEREOF I/we have signed and sealed the day and year first above written.

Sign below if entity is a Corporation, Limited Liability Company, Partnership or Trust:
Instructions: If the entity is : 1) a corporation, the secretary and an authorized officer should sign on behalf of the corporation, 2) a limited liability corporation, the manager or member(s) should sign on behalf of the LLC, 3) a trust, the trustee(s) should sign on behalf of the trust, or 4) a partnership, the partner(s) should sign on behalf of the partnership. Two signatures are required for all entities and all signatures must be notarized and dated.

Each of the undersigned hereby affirms to the Surety that he or she is a secretary or a duly authorized officer, manager, trustee or official of the business entity for which he or she executes the foregoing Agreement as an Indemnitor. In such capacity the undersigned is familiar with all of the documents which establish the rights which govern the affairs, power and authority of such entity including, to the extent applicable, the (1) certificate or articles of incorporation, (2) bylaws, (3) corporate resolutions, (4) trust agreements and (5) partnership, and operating or limited liability agreements of such business entity. Having reviewed all such applicable documents and instruments and such other facts as deemed appropriate, the undersigned hereby affirms that such entity has the power and authority to enter into such Agreement and that he or she is duly authorized to do so.

ATTEST OR WITNESS:

Caldwell Technology Solutions LLC, 9715 Key West Ave, Rockville, MD 20850

[signature]
Richard Sawchak, Corporate Secretary

[signature]
Peter B. LaMontagne, President

ACKNOWLEDGEMENT
STATE OF Maryland County of Montgomery

On this 25 day of May, 2010 before me personally appeared Richard Sawchak known or proven to me to be the Secretary of the entity executing the foregoing instrument ("Entity") and Peter B. LaMontagne known or proven to me to be the President of the Entity and they acknowledge said instrument to be the free and voluntary act and deed of said Entity, for the uses and purposes therein mentioned and on oath stated that the seal affixed is the seal of said Entity and that it was affixed and that they executed said instrument by authority of the Entity IN WITNESS WHEREOF, I have hereunto set my hand and affixed my OFFICIAL SEAL the day and year first above written.

Notary Public: Barbara Grunseth

My Commission Expires: 10/25/2013

Notary Registration No.: ______

(The remainder of this page is intentionally left blank)

BARBARA GRUNSETH
Notary Public
Montgomery County
Maryland
My Comm. Expires Oct. 25, 2013